Exhibit 99.1

For Further Information Contact:
Dave Renauld
Vice President, Corporate Affairs
Proxim Wireless
(413) 584-1425
ir@proxim.com

PROXIM WIRELESS REPORTS FOURTH QUARTER AND FULL FISCAL YEAR 2008
FINANCIAL RESULTS

Silicon Valley, CA, March 24, 2009 – Proxim Wireless Corporation (NASDAQ: PRXM), a leading provider of end-to-end broadband wireless systems that deliver the quadruple play, today released financial results for the fourth quarter and full fiscal year ended December 31, 2008.

Financial Highlights

On a GAAP basis, revenues for the quarter ended December 31, 2008 were $11.6 million, compared to $12.1 million for the quarter ended September 30, 2008, and $13.8 million for the quarter ended December 31, 2007. The decrease in fourth quarter 2008 versus fourth quarter 2007 was attributable primarily to the impact of the worldwide economic slowdown on broadband wireless sales.

In the fourth quarter ended December 31, 2008, gross margins were 38.4%, compared to 36.3% in the quarter ended September 30, 2008, and 32.1% in the quarter ending December 31, 2007.

On a GAAP basis, the net loss from continuing operations was $1.7 million, or $0.07 per diluted share, compared to a net loss from continuing operations of $4.0 million, or $0.17 per diluted share, for the quarter ended September 30, 2008, and a net loss of $12.8 million, or $0.52 per diluted share for the quarter ended December 31, 2007. Discontinued operations had no impact on current quarter earnings, but resulted in a $2.3 million favorable impact, or $0.10 per diluted share, in the quarter ended September 30, 2008, and a loss of $0.2 million, or $0.01 per diluted share, for the quarter ended December 31, 2007.

The net loss on a non-GAAP basis for the quarter ended December 31, 2008, which excludes depreciation of fixed assets, amortization of intangible assets, and stock based compensation, was $1.0 million, or $0.04 per diluted share, compared to a non-GAAP net loss of $0.8 million or $0.03 per diluted share for the quarter ended September 31, 2008.

For fiscal year 2008, Proxim reported revenue of $49.0 million, net loss on a GAAP basis of $10.0 million, or $0.43 per diluted share, and a non-GAAP net loss of $6.0 million, or $0.26 per diluted share. Fiscal year 2007 had revenue of $61.9 million, net loss on a GAAP basis of $19.1 million, or $0.82 per diluted share, and non-GAAP net loss of $2.5 million, or $0.11 per diluted share.

The financial results above reflect discontinued operations accounting treatment for a portion of Proxim’s consolidated operations. The discontinued operations consisted of Ricochet Networks discontinued during the third quarter of 2007, and the Harmonix Division discontinued during the second quarter of 2008.

2008 Achievements:
•	Reduced OPEX from $46 million to $33 million
•	Reinvigorated our extensive channels through increased outreach and programs for various partners and channels
•	Introduced innovations across the product line, including new WLAN products with our 802.11n family and new point-to-multipoint products with our 5054 High Security line

“We had several goals at the beginning of 2008, and we progressed towards those goals despite the current economic landscape,” said Pankaj Manglik, President and CEO of Proxim Wireless. “In light of the global economic downturn, we have taken measures to reduce costs while maintaining our commitment to product development. As a result, we will be announcing more innovative products across both our WLAN and licensed and license-free WiMAX product lines in the coming months, which will help us accelerate revenue out of the downturn.”

Highlights of recent press announcements include:
•
Proxim Wireless introduced the ORiNOCO® AP-8000 and AP-800 802.11n products, the first 802.11n product line to break the 300 Mbps speed barrier for 802.11n solutions, enabling WLAN networks at half the cost

•	Within the first week of announcing the ORiNOCO AP-8000 and AP-800, Proxim received orders for over 1,000 of the 802.11n products
•	CALTRANS and the CHP deployed Proxim’s Tsunami™ MP.11 license-free WiMAX products as the wireless backhaul for large, life-saving traffic safety network in California’s Central Valley
•	Proxim’s Tsunami MP.16 3500 licensed WiMAX radios were deployed as the wireless backhaul for the largest video surveillance network in Turkey, securing the port city of Bodrum
•
The rural town of Elk River, Idaho utilized Proxim’s Tsunami MP.11 and ORiNOCO AP-4000 MR/LR radios to deploy the town’s first ever broadband network. This was accomplished via a federal grant from the USDA’s Rural Development Community Connect Program

•	Proxim's ORiNOCO Wi-Fi mesh and Tsunami™ MP.11 products were deployed by Radiant Networks to unwire the entire city of Solon, OH.
•
Proxim's ORiNOCO Wi-Fi mesh and Tsunami™ MP.11 products were used to provide point-to-multipoint and Wi-Fi connectivity for over 1,300 athletes across 15 locations at the third annual Commonwealth Youth Games in India.

•	Proxim’s ORiNOCO AP-4000 access points were selected as the WLAN of choice for Microsoft’s TechEd conference for the seventh consecutive year.

Conference Call Information
Proxim will host a conference call to discuss the release, financial results, and related developments at the company today, Tuesday, March 24, 2009, starting at 5:00 P.M. Eastern Time. The discussion may include forward-looking information.

To participate in this conference call, please dial 877-857-6173 (or +1 719-325-4831 for international callers), confirmation code 1541018, at least ten minutes before the starting time. The conference call will also be broadcast live over the Internet. Investors and others are invited to visit Proxim's website at http://ir.proxim.com/events.cfm to access this broadcast. Replays will be available telephonically for approximately one week by dialing 888-203-1112 for domestic callers and +1 719-457-0820 for international callers, confirmation code 1541018 for all callers, and over the Internet for approximately 90 days at Proxim's website at http://ir.proxim.com/events.cfm.

To view the corresponding financial tables for this announcement, please view the release on Proxim's site at: http://ir.proxim.com/releases.cfm.

About Proxim Wireless
Proxim Wireless Corporation (NASDAQ:PRXM) is a leading provider of end-to-end broadband  wireless systems that deliver the quadruple play of voice, video, data and mobility to all organizations today. Our systems enable a variety of wireless applications including security and surveillance, VoIP, last mile access ,enterprise LAN connectivity, and Point-to-Point backhaul. We have shipped more than 1.8 million wireless devices to more than 235,000 customers in over 65 countries worldwide. Proxim is ISO-9001 certified. Information about Proxim can be found at www.proxim.com. For investor relations information, e-mail ir@proxim.com or call +1-413-584-1425.

Use of Non-GAAP Financial Information
To supplement Proxim Wireless’ condensed consolidated financial statements presented in accordance with GAAP, Proxim uses certain measures of financial performance that are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  These non-GAAP measures may include gross margin, net income (loss), and net income (loss) per share data that are adjusted from results based on GAAP to exclude certain expenses, gains, and losses.  These non-GAAP measures are provided to enhance investors’ overall understanding of Proxim’s current financial performance and Proxim’s prospects for the future.  Specifically, Proxim believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  These non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Safe Harbor Statement
Statements in this press release that are not statements of historical facts are forward-looking statements that involve risks, uncertainties, and assumptions.  Proxim Wireless’ actual results may differ materially from the results anticipated in these forward-looking statements.  The forward-looking statements involve risks and uncertainties that could contribute to such differences including those relating to and arising from the significant uncertainty and volatility in the telecommunications industry and larger economy; our ability to increase our sales in the Americas and elsewhere; our limited capital resources and recent history of significant losses; the intense competition in our industries and resulting impacts on our pricing, gross margins, and general financial performance; significant uncertainties relating to the listing of the company’s stock on the Nasdaq Capital Market, including whether our stock will be delisted, whether we will qualify for and receive additional time to cure our current deficiencies, and whether the trading of our stock will be transferred to the Over-The-Counter Bulletin Board or Pink Sheets; time and costs associated with developing and launching new products; uncertainty about market acceptance of products we introduce; potential long sales cycles for new products such that there may be extended periods of time before new products contribute positively to our financial results; decisions we may make to delay or discontinue efforts to develop and introduce certain new products; time, costs, political considerations, typical multitude of constituencies, and other factors involved in evaluating, equipping, installing, and operating municipal networks; difficulties or delays in developing and supplying new products with the contemplated or desired features, performance, compliances, certifications, cost, price, and other characteristics and at the times and in the quantities contemplated or desired; commitments we may make to our suppliers relating to orders that may end up getting cancelled; the difficulties in predicting Proxim’s future financial performance; and the impacts and effects of any other strategic transactions Proxim may evaluate or consummate, including any outcome of the current exploration of strategic options.  Further information on these and other factors that could affect Proxim’s actual results is and will be included in filings made by Proxim from time to time with the Securities and Exchange Commission and in its other public statements.

.

# # #

PROXIM WIRELESS CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	December 31,
	2008	2007
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$5,092	$6,329
Accounts receivable, net	4,084	9,326
Inventory	3,947	5,753
Prepaid expenses	1,613	1,029
Assets held for sale	-	2,085
Total current assets	14,736	24,522
Property and equipment, net	2,658	2,532
Other Assets:
Restricted cash	77	76
Intangible assets, net	6,479	8,542
Deposits and prepaid expenses	387	239
Total other assets	6,943	8,857
Assets held for sale	-	499
Total assets	$24,337	$36,410

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$8,100	$12,752
Line of Credit Payable	1,500	—
Deferred revenue	1,649	3,687
License agreement payable - current maturities	1,023	1,065
Total current liabilities	12,272	17,504
License agreement payable, net of current maturities	-	1,023
Deferred revenue, net of current	474	314
Notes payable, net of discount	2,616	-
Other long term liabilities	305	-
Liabilities-Assets held for sale	-	232
Total liabilities	$15,667	$19,073
Commitments and contingencies

Stockholders’ Equity
Preferred stock, $0.01 par value; authorized 4,500,000, none issued at December 31, 2008 and December 31, 2007	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 23,519,069 issued and outstanding at December 31, 2008 and December 31, 2007	235	235
Additional paid-in capital	64,829	63,451
Accumulated deficit	(56,394)	(46,349)
Total stockholders’ equity	8,670	17,337
Total liabilities and stockholders’ equity	$24,337	$36,410

PROXIM WIRELESS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenues	$11,610	$13,764	$49,007	$61,945
Cost of goods sold	7,146	6,878	28,582	32,664
Restructuring provision for excess and obsolete inventory	-	2,467	-	2,467
Gross profit	4,464	4,419	20,425	26,814
Operating expenses:
Selling costs	3,022	5,019	17,031	20,152

Goodwill	-	8,142	-	8,143
Restructuring Charges	-	-	-	91
General and administrative	2,221	3,405	11,746	12,133
Research and development	647	752	3,793	5,939
Total operating expenses	5,890	17,318	32,570	46,458
Operating loss	(1,426)	(12,899)	(12,145)	(19,644)
Other income (expenses):
Interest income	8	47	37	208
Interest expense	(193)	(28)	(493)	(126)
Other income (expense)	(15)	105	(165)	271
Gain on sale of assets	—	—	545	2,461
Total other income (expenses)	(200)	124	(76)	2,814
Loss from continuing operations before income tax	(1,626)	(12,775)	(12,221)	(16,830)
Benefit (Provision) for income taxes	(56)	(58)	(208)	(184)
Loss from continuing operations	$(1,682)	$(12,833)	$(12,429)	$(17,014)
Discontinued Operations
Income (loss) from operations of discontinued component- net of income tax	—	(170)	(37)	(1,469)
Gain (loss) of sale of discontinued component-net of income tax	—	—	2,421	(581)
Income(loss) from discontinued operations, net of income tax	—	(170)	2,384	(2,050)
Net Income (loss)	$($1,682)	$(13,003)	$(10,045)	$(19,064)
Weighted average number of shares - basic and diluted used in computing net earnings (loss) per share	23,519	25,169	23,519	23,278
Basic and diluted net earnings (loss) per share:
Continuing operations	$(0.07)	$(0.51)	$(0.53)	$(0.73)
Discontinued operations	$-	$(0.01)	$0.10	$(0.09)
Total	$(0.07)	$(0.52)	$(0.43)	$(0.82)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS

	Three Months Ended					Three Months Ended
	December 31, 2008					September 30, 2008
	GAAP	Adjustments			Non-GAAP	GAAP	Adjustments		Non-GAAP
Revenues	$11,610	$			$11,610	$12,067			$12,067
			(92	)(a)			(52	)(a)
Cost of goods sold	7,146		(102	)(c)	6,952	7,685	(116	)(c)	7,517
Gross profit	4,464		194		4,658	4,382	168		4,550
Operating expenses:
			(21	)(a)			(5	)(a)
Selling costs	3,022		(140	)(c)	3,141	3,845	(23	)(c)	3817
							(46	)(a)
							(511	)(b)
General and administrative	2,221		(40	)(a)	1,672	3,101	(69	)(c)	2,475
			(462	)(b)
			(47	)(c)			(58	)(a)
Research and development	647		(29	)(a)	613	1,019	(28	)(c)	933
			(5	)(c)
Total operating expenses	5,890		(464)		5,426	7,965	(740)		7,225
Operating profit (loss)	(1,426)		658		(768)	(3,583)	908		(2,675)
Other income (expenses):
Interest income	8				8	9			9
Interest expense	(193)				(193)	(186)			(186)
Other income (loss)	(15)				(15)	(211)			(211)
Total other income (expenses)	(200)				(200)	(388)			(388)
Loss before income taxes	(1,626)		658		(968)	(3,971)	908		(3,063)
Benefit (provision) for income taxes	(56)				(56)	(39)			(39)
Loss from continuing operations	$(1,682)		$658		$(1,024)	$(4,010)	$908		$(3,102)
Income (loss) from operations of discont- inued component-net of income tax	$-		$-		$-	$41	$9	(a&b)	$50
Gain(loss)on sale of discontinued component-net of income tax						$2,241			$2,241
Income(loss)from discontinued operations net of income tax	-		-		-	$2,282	9		$2,291
Net Income (loss)	$(1,682)		$658		$(1,024)	$(1,728)	$917		$(811)
Weighted average number of shares - basic and diluted used in computing net earnings (loss) per share	23,519				23,519	23,519			23,519
Basic net earnings (loss) per share:
Continuing operations	$(0.07)	$			$(0.04)	$(0.17)			$(0.13)
Discontinued operations	$-	$			$-	$0.10			$0.10
Total	$(0.07)	$			$(0.04)	$(0.07)			$(0.03)

(a)	The effect of depreciation of fixed assets
(b)	The effect of amortization of intangible assets
(c)
The effect of stock based compensation. The company adopted the provisions of Statement of Financial Accounting Standards No. 123®, “Share-Based Payment” on January 1, 2006 using the modified-prospective transition method.

(d)	The effect of restructuring reserve

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
	Twelve Months Ended					Twelve Months Ended
	December 31, 2008					December 31, 2007
	GAAP	Adjustments			Non-GAAP	GAAP	Adjustments		Non-GAAP
Revenues	$49,007	$			$49,007	$61,945			$61,945
			(431	)(a)			(661	)(a)
Cost of goods sold	28,582		(482	)(c)	27,669	32,664	(625	)(c)	31,378
Restructuring Provision for excess & obsolete inventory	-					2,467	(2,467	)(d)	-
Gross profit	20,425		913		21,338	26,814	3,753		30,567
Operating expenses:
			(45	)(a)			(35	)(a)
Selling costs	17,031		(49	)(c)	16,937	20,152	(431	)( c)	19,686
Restructuring Charges	-					91	(91	)(d)	-
Restructuring charges for impairment of intangible assets and goodwill						8,143	(8,143	)(d)	-
							(466	)(a)
							(2001	)(b)
General and administrative	11,746		(268	)(a)	9,213	12,133	(720	)(c)	8,946
			(1964	)(b)
			(301	)(c)
Research and development	3,793		(322	)(a)	3,371	5,939	(560	)(a)	5,162
			(100	)(c)			(217	)(c)
Total operating expenses	32,570		(3,049)		29,521	46,458	(12,664)		33,794
Operating profit (loss)	(12,145)		3,962		(8,183)	(19,644)	16,417		(3,227)
Other income (expenses):
Interest income	37				37	208			208
Interest expense	(493)				(493)	(126)			(126)
Other income (loss)	(165)				(165)	271			271
Gain on Sale of Assets	545				545	2,461			2,461
Total other income (expenses)	(76)				(76)	2,814			2,814
Loss before income taxes	(12,221)		3,962		(8,259)	(16,830)	16,417		(413)
Benefit (provision) for income taxes	(208)				(208)	(184)			(184)
Loss from continuing operations	$(12,429)		$3,962		$(8,467)	$(17,014)	$16,417		$(597)
Income (loss) from operations of discont- inued component-net of income tax	$(37)		$85	(a&b)	$48	$(1,469)	$165	(a&b)	$(1,304)
Gain(loss)on sale of discontinued component-net of income tax	2,421				2,421	(581)			(581)
Income(loss)from discontinued operations net of income tax	$2,384		$85		2,469	$(2,050)	$165		$(1,885)
Net Income (loss)	$(10,045)		$4,047		$(5,998)	$(19,064)	$16,582		$(2,482)
Weighted average number of shares - basic and diluted used in computing net earnings (loss) per share	23,519				23,519	23,278			23,278
Basic net earnings (loss) per share:
Continuing operations	$(0.53)	$			$(0.36)	$(0.73)			$(0.03)
Discontinued operations	$0.10	$			$0.10	$(0.09)			$(0.08)
Total	$(0.43)	$			$(0.26)	$(0.82)			$(0.11)

(a)	The effect of depreciation of fixed assets
(b)	The effect of amortization of intangible assets
(c)
The effect of stock based compensation. The company adopted the provisions of Statement of Financial Accounting Standards No. 123®, “Share-Based Payment” on January 1, 2006 using the modified-prospective transition method.

(d)	The effect of restructuring reserve